SUPPLEMENT TO THE CURRENTLY EFFECTIVE PROSPECTUSES OF EACH OF THE LISTED FUNDS:

                                 -----------------

                          DWS High Yield Tax Free Fund

                           DWS Managed Municipal Bond

                      DWS California Tax-Free Income Fund

                       DWS New York Tax-Free Income Fund

                        DWS Massachusetts Tax-Free Fund


In light of recent industry developments, the fund is currently reevaluating the financial statement presentation of certain derivative instruments held by the fund, which are commonly referred to as inverse floaters, under the provisions of Financial Accounting Standard 140 ("FAS 140"). The fund's advisor, Deutsche Investment Management Americas Inc. ("DIMA"), is performing an analysis of the potential impact of applying FAS 140 to the fund's financial statements, including the fund's financial highlights. While DIMA expects the application of FAS 140 to result in accounting treatment that increases the fund's reported Annual Fund Operating Expenses by including a deemed interest expense item related to such instruments, such an application would also increase the fund's reported income by including an offsetting interest income item. Therefore, DIMA does not expect any changes in the fund's reported net income, past performance, average annual total return or net asset value. Following completion of this analysis, the fund expects that it will file restated financial statements with the Securities and Exchange Commission conforming to the requirements of FAS 140, and the financial information in this prospectus will be revised accordingly.








               Please Retain This Supplement for Future Reference


                                                              [DWS SCUDDER LOGO]


February 5, 2007
DMF-3626